TEXXAR, INC.
             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

This certifies that ----------

is the registered owner of ----------------

fully paid and non-assessable shares of common stock, $.001 par value each of

                                  TEXXAR, INC.

    Transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This Certificate is not valid unless countersigned by the Transfer Agent


     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: ----------------

                                  TEXXAR, INC.
/s/Vandana Govil                 CORPORATE SEAL              /s/Aron Govil
----------------                     1998                  --------------------
   Secretary                       DELAWARE                   President

                                                                  Countersigned:
                                          Olde Monmouth Stock Transfer Co., Inc.
                                                             77 Memorial Parkway
                                            Atlantic Highlands, New Jersey 07716
                                                                  Transfer Agent


                                                           AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common and not as community property


UNIFORM GIFTS TO MINORS ACT


( Custodian)                       (Minor)
under the Uniform Gifts of Minors Act of  the State of ------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

Please insert social security
or other identifying number: -----------------

(Insert name and address, including zip code):

----------------------------------------------------

----------------------------------------------------

--------------------------------------------- shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint


----------------------------------------------------

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.




DATED: -------------                  ---------------------------------------



    NOTICE: The signature to this assignment must correspond with the name as it is written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.



SIGNATURE GUARANTEE: